UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 12, 2017

ARMSTRONG FLOORING, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-37589	47-4303305
(State or other jurisdiction of incorporation )	(Commission File No.)	(IRS Employer Identification No.)

2500 Columbia Avenue P.O. Box 3025 Lancaster, Pennsylvania	17603
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code: (717) 672-9611

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 – Corporate Governance and Management

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) On April 7, 2017, John “Jay” W. Thompson, Senior Vice President and Chief Financial Officer of Armstrong Flooring, Inc. (the “Company”), notified the Company that he is resigning from the Company effective as of May 8, 2017. Mr. Thompson’s resignation does not arise from any disagreement on any matter relating to the Company’s operations, policies or practices, or regarding the general direction of the Company.

(c) Kimberly Z. Boscan, the Company’s Vice President and Controller, will serve as the Company’s interim Chief Financial Officer, effective May 8, 2017. The Company has commenced a search for a new chief financial officer. Ms. Boscan’s biographical information set forth in Part III, Item 10 of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2016 filed with the U.S. Securities and Exchange Commission on March 6, 2017 is incorporated herein by reference. In connection with her appointment as interim Chief Financial Officer, the Company approved the following additional compensation for Ms. Boscan relative to the term of her role as interim CFO: (i) $6,000 per month and (ii) an increase of her target short-term incentive bonus opportunity under the Company’s Annual Incentive Plan from 40% to 60%. In addition, the Company approved a one-time payment of $50,000 to be payable to Ms. Boscan on May 15, 2018, subject to Ms. Boscan’s continued employment with the Company through May 1, 2018, except in the case of her involuntary termination by the Company for reasons other than unacceptable performance or misconduct.

A copy of the press release relating to these matters is attached hereto as Exhibit 99.1 to this Current Report, and is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Section 7 – Regulation FD

Item 7.01 Regulation FD Disclosure.

On April 12, 2017, the Company issued a press release relating to the resignation of Mr. Thompson as Chief Financial Officer and appointment of Ms. Boscan to the role of interim Chief Financial Officer, a copy of which is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The information in Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1 attached hereto, is being furnished herewith and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Section 9 – Financial Statements and Exhibits

Item 9.01	Financial Statements and Exhibits.

Exhibit No.	Description

99.1	Press Release of Armstrong Flooring, Inc. dated April 12, 2017

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARMSTRONG FLOORING, INC.

By:	/s/ Christopher S. Parisi
Christopher S. Parisi
Senior Vice President, General Counsel & Secretary

Date: April 12, 2017